Exhibit 10.7

EXECUTION VERSION

AMENDMENT NUMBER ONE TO

ABL CREDIT AND GUARANTEE AGREEMENT

This AMENDMENT NUMBER ONE TO ABL CREDIT AND GUARANTEE AGREEMENT (this “Amendment”), dated as of May 28, 2021, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent and administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) for the Lenders (as defined below), JANUS INTERNATIONAL GROUP, LLC, a Delaware limited liability company (the “Parent Borrower”), the Persons party to the Credit Agreement (as defined below) as a “Borrower” from time to time (collectively, with the Parent Borrower, each a “Borrower” and collectively, the “Borrowers”), the other Guarantors from time to time party to the Credit Agreement (as defined below), JANUS INTERMEDIATE, LLC, a Delaware limited liability company, and each of the Lenders from time to time party to the Credit Agreement.

RECITALS

A. Borrowers, Holdings, the other Guarantors from time to time party thereto, Administrative Agent, and the financial institutions from time to time party thereto as lenders (individually, a “Lender,” and any and all such financial institutions, collectively, the “Lenders”) have previously entered into that certain ABL Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B. Borrowers have requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, and Administrative Agent and the Lenders have agreed to such amendment pursuant to the terms and conditions set forth hereunder.

C. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) the Credit Agreement (and, to the extent provided in Exhibit A, any exhibits and schedules thereto) is hereby amended in accordance with Annex I hereto by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and inserting the double-underlined bold text (indicated textually in the same manner as the following example: double-underlined text), in each case in the place where such text appears therein.

2. Conditions Precedent to Amendment.

(a) This Amendment shall become effective as of the date the conditions precedent are satisfied or waived by the Administrative Agent (such date, the “Amendment Effective Date”), as follows:

(i) Certain Documents. Administrative Agent shall have received this Amendment, duly executed by the Loan Parties, Administrative Agent, and each Lender.

(ii) Representations and Warranties. The representations and warranties set forth herein and in the Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof).

(iii) Fees and Expenses Paid. To the extent a written demand for payment thereof shall have been delivered to Parent Borrower at least two Business Days prior to the date hereof, there shall have been paid to Administrative Agent and each Lender all reasonable and documented out-of-pocket fees and expenses (in the case of legal fees, limited to reasonable and documented out-pocket fees and expenses of one counsel to Administrative Agent) incurred in connection with this Amendment, and all other fees and expenses due and payable on or before the date hereof under any Loan Document shall have been paid.

3. Representations and Warranties. The Loan Parties represent and warrant, both before and after giving effect to this Amendment, as follows:

(a) Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and to authorize the transactions contemplated hereby. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) No Legal Bar; Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Consents. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Other Representations and Warranties. The representations and warranties set forth in the Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof).

(f) No Default. No Default or Event of Default has occurred and is continuing.

4. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document, whether or not known to Administrative Agent or any of the Lenders and whether or not existing as of the date hereof.

5. Choice of Law and Venue; Jury Trial Waiver. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflicts of law principles). The provisions of Section 12.08 to the Credit Agreement are incorporated herein by this reference and this Amendment shall be subject to the terms thereof.

6. Counterparts. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Administrative Agent and Lenders, without setoff, counterclaim, or other defense.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8. Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Reaffirmation of Guarantee. The undersigned Guarantors hereby reaffirm and agree that: (a) the Guarantee and the Loan Documents to which they are a party shall remain in full force and effect (including, without limitation, any security interests granted therein), including on and after the Amendment Effective Date; (b) nothing in the Loan Documents to which it is a party obligates Administrative Agent or Lenders to notify the undersigned of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents; and (c) no requirement to so notify either the undersigned or to seek the undersigned’s reaffirmations in the future shall be implied by this Section 11.

[The Remainder of the Page Is Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	JANUS INTERNATIONAL GROUP, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

U.S. DOOR & BUILDING COMPONENTS, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

STEEL DOOR DEPOT.COM, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

JANUS HOLDINGS, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

JANUS DOOR, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

JANUS COBB HOLDINGS, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

Amendment Number One to ABL Credit and Guarantee Agreement

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ASTA INDUSTRIES, INC.

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

ATLANTA DOOR CORPORATION

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

NOKE, INC.

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

BETCO INC.

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

HOLDINGS:	JANUS INTERMEDJATE, LLC

	By:	/s/ Scott Sannes
Name: Scott Sannes
Title: Chief Financial Officer

Amendment Number One to ABL Credit and Guarantee Agreement

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ADMINISTRATIVE AGENT,		WELLS FARGO BANK, N.A.
COLLATERAL AGENT AND A LENDER:

	By:	/s/ Dennis King
Name: Dennis King
Title: Vice President

Amendment Number One to ABL Credit and Guarantee Agreement

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